CYNK-001 ACUTE MYELOID LEUKEMIA UPDATE December 17, 2021 Exhibit 99.1

CYNK-001 ACUTE MYELOID LEUKEMIA (AML) PHASE 1 TRIAL GOALS

- Address 3 Co-dependent variables affecting CYNK-001 potency and persistence in AML:
  1) CYNK-001 Cell dose
  2) Cyclophosphamide dose [IL-15 and Treg levels]
  3) IL-2 Use

- Determine optimal lymphodepletion regimen that:
  - Enables safe outpatient administration
  - Results in adequate IL-15 serum levels to promote CYNK-001 expansion, persistence and potency (Leclercq G. et al J Exp Med **184**, 325-336 1996)
  - Results in maximum suppression of T regulatory cells to enable co-administration of IL-2 to promote CYNK-001 expansion, persistence and potency (Miller J.S. et al Blood **105**, 3051-3057 2005)

- Determine maximal tolerated CYNK-001 dosing regimen associated with greatest biologic effect size and durability during the "**Window of Dosing Opportunity**" when IL15 serum levels are elevated and T regulatory cells are low
  - In patients with minimum residual disease (MRD) AML
  - In patients with relapsed refractory AML

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CYNK-001-AML-001 (MRD+/Relapsed Refractory AML) Phase 1 Study Schema – In Progress LD Regimen #1 Lymphodepletion for Cohorts 1 to 3 (Days -5, -4, -3) Cyclophosphamide 300 mg/m2/day & Fludarabine 25 mg/m2/day ---------------------------- LD Regimen #2 Lymphodepletion for Cohorts 4 to 6 (Days -6, -5, -4, -3) Cyclophosphamide 900 mg/m2/day & Fludarabine 30 mg/m2/day MESNA AML MRD+ 600M Cells of CYNK* Cohort 1: AML MRD+ 1.2B Cells of CYNK* Cohort 2: AML MRD+ 1.8B Cells of CYNK* Cohort 4a: R/R AML 1.8B Cells of CYNK* Cohort 4b: AML MRD+ 1.8B Cells of CYNK + IL2* Cohort 5a: R/R AML 1.8B Cells of CYNK + IL2* Cohort 5b: AML MRD+ 3B Cells of CYNK + IL2* Cohort 6a: R/R AML 3B Cells of CYNK + IL2* Cohort 6b: AML MRD+ (n=4) MTD of CYNK +/- IL2* EXPANSION COHORT R/R AML (n=4) MTD of CYNK +/- IL2* EXPANSION COHORT * CYNK-currently given on Days 0, 7 &14 For Cohorts with IL-2 – Dose 6M IU on Days 0,2,4,7,9,11 & 14 Prior study LD Cytoxan 60 mg/kg x 2 days – In patient regimen AML MRD+ 1.8B Cells of CYNK* Cohort 3: Enrolling Lymphodepletion Regimen #1 Lymphodepletion Regimen #2 NCT04310592

Serum IL-15 levels in AML subjects treated with different lymphodepletion IL-15 levels in serum are normally very low, ~5-20 pg/mL Low lymphodepletion has a modest effect on short-term serum IL-15 Deeper lymphodepletion enhances short-term serum IL-15 levels serum IL-15 (pg/mL) healthy control Low LD Enhanced LD High LD TE Day 0 TE Day 0 TE Day 0 Subject 21 4 25 7 65 13 107 18 26 34 4 80 11 52 29 0 15 8 81 47 104 6 16 29 26 104 23 45 50     114 220 7 45 50     22 238 5 31 72     7 217 11         11 64             DELTA   15.4   69     107

Regulatory T cells (Treg) are limited in AML patients following lymphodepletion Treg can suppress immune effector responses, potentially limiting adoptive immunotherapy efficacy and IL-2 use To date, enhanced LD is associated with Treg levels well below baseline for more than 21 days

AML PATIENT SAFETY DATA SUMMARY – RELAPSED REFRACTORY AML

Tolerability data for enhanced cyclophosphamide

Patient ID	Risk Group	LD Doses: Cytoxan/ Fludarabine	Cell Dose / IL2	DLT	Any Grade CRS	Any Grade ICANS	Any Grade GvHD	SUSARs	Any Grade ≥ 3 events related to product
002-1001	**Poor/adverse**	8400 mg / 230 mg	70 Million	0	0	0	0	0	0
006-1002	**Poor/adverse**	8400 mg / 230 mg	70 Million	0	0	0	0	0	0
002-1003	**Intermediate**	8400 mg / 230 mg	70 Million	0	0	0	0	0	0
007-1001	**Poor/adverse**	8400 mg / 230 mg	240 Million	0	0	0	0	0	0
001-1002	**Poor/adverse**	8400 mg / 230 mg	240 Million	0	0	0	0	0	0
007-1002	**Poor/adverse**	8400 mg / 230 mg	240 Million	0	0	0	0	0	0
001-1003	**Poor/adverse**	8400 mg / 230 mg	700 Million	0	0	0	0	0	0
002-1004	**Poor/adverse**	8400 mg / 230 mg	700 Million	1	1	0	0	1	1
006-1004	**Intermediate**	8400 mg / 230 mg	700 Million	0	0	0	0	0	0
008-1001	**Poor/adverse**	8400 mg / 230 mg	700 Million	0	0	0	0	0	0
106-0005	**Poor/adverse**	6624 mg / 221 mg	5.4 Billion	0	0	0	0	0	0
103-0006	**Poor/adverse**	6624 mg / 221 mg	5.4 Billion	0	1	1	0	0	0
101-0009	**Intermediate**	6624 mg / 221 mg	5.4 Billion	0	0	0	0	0	0

1. Subject 002-1004 had Grade 4 CRS which was a DLT and related to product
2. The subject 103-006 had died during the 28 days DLT period. The patient was enrolled post-allogeneic transplant and came with a low-grade active GvHD. Two days post Lympho-depletion and before the first dose of CYNK-001, the patient developed multi-organ insufficiencies presumed due to exacerbation of GvHD. The patient only received one dose on CYNK-001 due to these complications. On Day 15 post- LD, the patient died (Death NOS), not related to the product

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AML Patient safety Data Summary – MRD AML Tolerability data for enhanced cyclophosphamide Page Patient ID Risk Group LD Doses: Cytoxan/ Fludarabine Cell Dose / IL2 DLT Any Grade CRS Any Grade ICANS Any Grade GvHD SUSARs Any Grade > 3 events related to product 102-0001 Intermediate 1656 mg / 138 mg 1.8 Billion 0 0 0 0 0 0 101-0001 Intermediate 1656 mg / 138 mg 3.6 Billion 0 0 0 0 0 0 101-0002 Intermediate 1656 mg / 138 mg 3.6 Billion 0 0 0 0 0 0 101-0003 Intermediate 1656 mg / 138 mg 3.6 Billion 0 0 0 0 0 0 106-0003 Intermediate 1656 mg / 138 mg 5.4 Billion 0 0 0 0 0 0 106-0004 Intermediate 1656 mg / 138 mg 5.4 Billion 0 0 0 0 0 0 101-0007 Intermediate 1656 mg / 138 mg 5.4 Billion 0 0 0 0 0 0 101-0008 Intermediate 6624 mg / 221 mg 5.4 Billion 0 0 0 0 0 0

AML PATIENT OUTCOMES DATA SUMMARY – RELAPSED REFRACTORY AML

Evidence of a dose effect of CYNK-001

Patient ID	Risk Group / Age (yrs)	LD Doses: Cytoxan/ Fludarabine	Cell Dose / IL2	Blast Pre-LD	Day 28	Day 60	Day 120	Day 180	Day 300
002-1001	**Poor/adverse / 70**	8400 mg / 230 mg	70 Million	82.2%	> 82.2%	Died			
006-1002	**Poor/adverse / 61**	8400 mg / 230 mg	70 Million	> 10%	> 10%				Died
002-1003	**Intermediate / 67**	8400 mg / 230 mg	70 Million	89%	49%		Died		
007-1001	**Poor/adverse / 30**	8400 mg / 230 mg	240 Million	52%	> 52%		Died		
001-1002	**Poor/adverse / 59**	8400 mg / 230 mg	240 Million	2%	25%			Died	
007-1002	**Poor/adverse / 65**	8400 mg / 230 mg	240 Million	15%	> 15%	Died			
001-1003	**Poor/adverse / 70**	8400 mg / 230 mg	700 Million	9.7%	12%	Died			
002-1004	**Poor/adverse / 69**	8400 mg / 230 mg	700 Million	6%	1% (CRp)	Died			
006-1004	**Intermediate / 63**	8400 mg / 230 mg	700 Million	30%	Died Day 18				
008-1001	**Poor/adverse / 66**	8400 mg / 230 mg	700 Million	7%	0% (MLFS)			Died	
106-0005	**Poor/adverse / 71**	6624 mg / 221 mg	5.4 Billion	8.4%	0.8% (MLFS)		CR – post allo-HSCT		
103-0006	**Poor/adverse / 67**	6624 mg / 221 mg	5.4 Billion	21%	Died Day 15				
101-0009	**Intermediate / 62**	6624 mg / 221 mg	5.4 Billion	11%	0.096% (MLFS)	0.57%			

CR= Complete remission, CRp = Complete remission with incomplete platelet recovery, MLFS: Morphologic Leukemia Free State

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AML Patient Outcomes Data Summary – MRD AML Evidence of a dose effect of CYNK-001 CONFIDENTIAL Page Patient ID Risk Group/ Age (yrs) LD Doses: Cytoxan/ Fludarabine Cell Dose / IL2 Blast Pre-LD Day 28 Day 60 Day 120 Day 180 Day 300 102-0001 Intermediate / 75 1656 mg / 138 mg 1.8 Billion 0.87% 0.54% 0.42% 0.18% 1.6% 1.9% 101-0001 Intermediate / 51 1656 mg / 138 mg 3.6 Billion 0.007% 2.8% 30.9% Died 101-0002 Intermediate / 58 1656 mg / 138 mg 3.6 Billion 0.78% 0.19% 29.3% 101-0003 Intermediate/ 66 1656 mg / 138 mg 3.6 Billion 2.6% 1.7% 12.2% 106-0003 Intermediate / 62 1656 mg / 138 mg 5.4 Billion 0.52% 0.72% 106-0004 Intermediate / 62 1656 mg / 138 mg 5.4 Billion 1.2% 0.013% 0.47% 8.2% 101-0007 Intermediate /76 1656 mg / 138 mg 5.4 Billion 4.3% 23.1% 101-0008 Intermediate / 69 6624 mg / 221 mg 5.4 Billion 3.4% 0.53% 6.8%

CYNK001-AML-001 (MRD+/Relapsed Refractory AML) Phase 1 Study Schema – Planned Protocol Amendment AML MRD+ 1.8B x3 (5.4B) Cohort 4a: R/R AML 1.8B x3 (5.4B) Cohort 4b: AML MRD+ 1.8B x3 (5.4B) + IL2* Cohort 5a: R/R AML 1.8B x 3 (5.4B) + IL2* Cohort 5b: AML MRD+ 1.8B x 4 (7.2B) + IL2* Cohort 6a: R/R AML 3B x 4 (12B) + IL2* Cohort 7b: Lymphodepletion Regimen #2 AML MRD+ 3B x 4 (12B) + IL2* Cohort 7a: R/R AML 1.8B x 4 (7.2B) + IL2* Cohort 6b: *5a & 5B will determine IL-2 for future cohorts Enrolling **Option to drop or include this cohort **Option to drop or include this cohort R/R AML (N=4) MTD/MPD of CYNK +/- IL2* EXPANSION COHORT AML MRD+ (N=4) MTD/MPD of CYNK +/- IL2* EXPANSION COHORT AML MRD+ 600M Cells of CYNK* Cohort 1: AML MRD+ 1.2B Cells of CYNK* Cohort 2: AML MRD+ 1.8B Cells of CYNK* Cohort 3: Lymphodepletion Regimen #1 4 Doses Day 0, 7, 14, 21

Relapsed refractory cohort 4b expanded to 6 patients due to a DLT that was unrelated to CYNK-001 MRD cohorts screen rate is 1 in every 4 patients Window of dosing opportunity is out past 21 days, plan to add a fourth dose on Day 21 Currently adding new sites to accelerate and complete dose cohorts to proceed to expansion CYNK-001 Acute myeloid leukemia program

Acute Myeloid Leukemia Recruitment Projections

RECRUITED Investigative sites Page Currently Active Sites

AML annual incidence 20,240 Estimated patients eligible for CYNK-001 annually 11,000 Current Cynk-001 production potential Placenta CD34/Placenta Current 35 Day Process (Minaris Spinner Flask (SF) Process) Expected 35 Day Process (CELU Xuri Process) 1 2 Million 25 Billion (process not amenable to expansion) 50 Billion – 200 Billion (expandable process) 200/week 400 Million 5,000 Billion 10,000 – 40,000 Billion Production Metrics Total available market = 11,000 AML patients/52 weeks/year= 211 Patients/week CD34 7.2 billion CYNK-001 cell dose/patient X 211 Patients/week = 1,519 Billion CYNK-001 cells needed/week 1,519 Billion CYNK-001 cells needed each week / (25 Billion CYNK-001 cells current manufactured/placenta) = 60 Placentas/week with current SF process or 8 - 30 Placentas/week with expandable Xuri process

Enhanced LD with Regimen 2 is associated with increased IL-15 and suppressed Treg cell levels for over 21 days CYNK-001 has demonstrated evidence of a dose effect and evidence of biologic activity In our next cohorts we plan to add IL-2, add a 4th dose on day 21 and potentially increase the dose to 3 Billion CYNK-001 cells/infusion given the window of dosing opportunity observed We are adding more sites to accelerate accrual fINDINGs To Date